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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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                          Date of Report: May 31, 2002
                 (Date of earliest event reported: May 28, 2002)

                            Waypoint Financial Corp.



       Pennsylvania                  0-22399                  25-1872581
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      (State or other        (Commission File Number)           (I.R.S.
      jurisdiction of                                          Employee
      incorporation)                                    Identification Number)



         (Address of principal executive offices, including zip code)
                235 North Second Street, Harrisburg, Pa. 17101
       Registrant's telephone number, including area code: 717-236-4041

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Forward-Looking Statements
--------------------------

     Some of the information in this report on Form 8-K or the documents incorporated by reference in this report on Form 8-K may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result," "may," "are expected to," "will continue to," "is anticipated," "estimate," "projected," "intends to" or other similar words. These forward-looking statements regarding our business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described under "Risk Factors" in our reports filed with the Securities and Exchange Commission, which could cause our actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep those risk factors in mind as well as the other cautionary statements in this report on Form 8-K. You should not place undue reliance on any forward-looking statement.


Item 4. Changes in Registrant's Certifying Accountants

     Arthur Andersen LLP, the independent public accountants who had been engaged by the Company as the principal accountants to audit the Company's consolidated financial statements, was dismissed effective May 28, 2002. The decision to change accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

     The reports of Arthur Andersen LLP on the financial statements of the Company during the two-year period ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two-year period ended December 31, 2001 and the subsequent interim period preceding the dismissal of Arthur Andersen LLP, the Company did not have any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(V) of Regulation S-K. The Company has requested Arthur Andersen LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 31, 2002 is filed as an Exhibit to this Form 8-K.

     On May 28, 2002 the Company engaged KPMG LLP as the Company's new principal accountants to audit the Company's consolidated financial statements. Accordingly, KPMG LLP will act as the Company's independent public accountants for the year ending December 31, 2002.

     During each of our two most recent fiscal years and through the date of this report, we did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events as set forth in Item 304 (a)(2)(i) and
(ii) of Regulation S-K.




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial statements of businesses acquired.

            None.

        (b) Pro-forma financial information.

            None.

        (c) Exhibits.

            The following exhibit is filed herewith:

Exhibit
Number      Description
------      -----------

16          Letter regarding change in certifying accountant.



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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 31, 2002                        Waypoint Financial Corp


                                          By: /s/ James H. Moss
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                                          James H. Moss
                                          Executive Vice President and
                                          Chief Financial Officer



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                                   EXHIBIT


May 31, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read the second paragraph of Item 4 included in the Form 8-K dated May 31, 2002 of Waypoint Financial Corp. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


/s/ Arthur Andersen LLP
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Arthur Andersen LLP

cc: Mr. James H. Moss, Chief Financial Officer, Waypoint Financial Corp.






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